                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            ------------------------

         Date of report (Date of earliest event reported): May 10, 1999

                        Reckson Associates Realty Corp.
                                      and
                      Reckson Operating Partnership, L.P.
          (Exact name of each registrant as specified in its charter)

  Reckson Associates Realty Corp.--Maryland          1-13762          Reckson Associates Realty Corp.--11-3233650
Reckson Operating Partnership, L.P.--Delaware    (Commission File           Reckson Operating Partnership,
(State or other jurisdiction of incorporation          No.)                        L.P.--11-3233647
                      or                                                   (IRS Employer Identification No.)
                organization)

  225 Broadhollow Road, Melville, New York                                               11747
  (Address of principal executive offices)                                            (Zip Code)

Registrants' telephone number, including area code: (516) 694-6900

ITEM 5. OTHER EVENTS

ACQUISITION OF FIRST MORTGAGE NOTE SECURED BY 919 THIRD AVENUE, NYC

    On May 10, 1999, Reckson Operating Partnership, L.P. ("Reckson OP"), a subsidiary of Reckson Associates Realty Corp. ("Reckson"), entered into an agreement with NBBRE-919 Third Avenue Associates, L.P. ("NBBRE") to acquire the first mortgage note secured by 919 Third Avenue in New York City for a purchase price of approximately $277.5 million. The mortgage note matured in 1997 and is in default; however, a foreclosure of the mortgage note may not be completed until September 30, 2000. Reckson plans to close the acquisition of the mortgage note through its subsidiary, Metropolitan Operating Partnership, L.P. ("Metropolitan Partners"). Metropolitan Partners expects to obtain ownership of 919 Third Avenue by negotiating an agreement with the owner of the property or, in the absence of an agreement, through enforcement of its rights under the mortgage. However, Metropolitan Partners has no agreement with the owner of 919 Third Avenue and there can be no assurance as to when or whether any such agreement can be reached.

    The building at 919 Third Avenue is a 42-story, 1.4 million square foot, class A office building. Currently, the building is approximately 98% leased. The law firm of Skadden, Arps, Slate, Meagher & Flom occupies approximately 705,000 square feet of the building and is vacating its space in April 2000. New leases have been signed with Debevoise & Plimpton, a law firm (approximately 417,000 square feet), Schulte Roth & Zabel, a law firm (approximately 212,000 square feet), and Banque Nationale de Paris, a bank (approximately 188,000 square feet), effectively eliminating the vacancy created by Skadden, Arps' departure.

    The building at 919 Third Avenue is currently undergoing a $28.5 million capital improvement and modernization program, which is being funded by NBBRE. Approximately $12 million for this program will be provided by Metropolitan Partners after it acquires the mortgage note. In addition, Metropolitan Partners will have to provide approximately $88 million for tenant improvements, leasing commissions, transaction costs and carrying costs to be incurred from closing through the first quarter of 2001, the anticipated completion of the capital improvement plan.

    Reckson and Metropolitan Partners contemplate financing the transaction through a combination of borrowings under their credit facilities and proceeds from a $150 million private placement of equity securities expected to be in the form of perpetual convertible preferred stock paying cumulative dividends at a rate of 7.85% for one year, 8.35% for the subsequent year and 8.85% thereafter, be convertible into Reckson common stock at a conversion price of approximately $26 per share, and be redeemable, at the Company's option, at specified prices beginning approximately three years after issuance. Reckson and two institutional investors have an agreement in principle on the material terms for the equity securities; however, these agreements are non-binding and are subject to the execution of definitive documents. Because definitive documents have not been executed for the proposed private placement of equity securities, the pro forma financial information described below has been prepared assuming that the entire purchase price of the mortgage note is funded with borrowings under Reckson's existing credit facilities. For an analysis showing the effect on net income and earnings per share or earnings per unit of substituting the expected equity proceeds for a portion of the debt proceeds for each of the three pro forma presentations included in Item 7, see note B to the condensed combining balance sheets in those pro forma presentations. The convertible preferred stock will not initially be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

    At the execution of its agreement to buy the mortgage note, Reckson OP paid a $10 million deposit to NBBRE, which is nonrefundable except in the event that Reckson OP discovers material inaccuracies in NBBRE representations during the completion of its due diligence process. The due diligence period will last until May 24, 1999, at which time Reckson OP will pay an additional $5 million deposit to NBBRE and, assuming satisfactory completion of due diligence, closing is expected on or around June 7, 1999.

    The mortgage note entitles its holder to all of the cash flow of 919 Third Avenue and to substantial rights over the operation of the property. While Metropolitan Partners will attempt to reach an agreement with the owner of 919 Third Avenue, there can be no assurance when or whether any agreement will be reached. If the owner files a bankruptcy petition, Metropolitan Partners' ability to exercise its rights over operation of the property, or to foreclose under the mortgage note, could be delayed or hindered.

    Reckson and Reckson OP have a currently effective registration statement on file with the Securities and Exchange Commission relating to the proposed acquisition of Tower Realty Trust, Inc. That registration statement contains pro forma information giving effect to the proposed acquisition of Tower and related transactions. This report includes a statement of revenues and certain expenses of 919 Third Avenue for the year ended December 31, 1998 (and related auditors' consent) as required by Rule 3-14 of Regulation S-X and pro forma financial information for Reckson and Reckson OP. The pro forma information contained in this report is comprised of the pro forma information from the registration statement and reflects further adjustments to give effect to the proposed acquisition of the mortgage note described above. Rule 3-14 of Regulation S-X specifies the requirements for financial statements when the registrant, since the date of the latest balance sheet required, has acquired or proposes to acquire one or more properties that in the aggregate are significant.

    Included in the category of properties acquired or to be acquired under Rule 3-14 are operating properties underlying certain mortgage loans, which in economic substance represent an investment in real estate. Because the mortgage note provides the lender with the same risks and potential rewards as the owner of 919 Third Avenue, a statement of revenues and certain expenses of 919 Third Avenue, as required by Rule 3-14 of Regulation S-X has been included in this report.

SELECTED PRO FORMA COMBINED FINANCIAL DATA OF RECKSON AND RECKSON OP

                                                          SHARE ISSUANCE
                                                            PROPOSAL IS         SHARE ISSUANCE PROPOSAL IS NOT
                                                             APPROVED                      APPROVED
                                                        -------------------  ------------------------------------
                                                              RECKSON           RECKSON OP           RECKSON
                                                        -------------------  -----------------  -----------------

                                                           AS OF AND FOR       AS OF AND FOR      AS OF AND FOR
                                                          THE YEAR ENDED      THE YEAR ENDED     THE YEAR ENDED
                                                         DECEMBER 31, 1998   DECEMBER 31, 1998  DECEMBER 31, 1998
                                                        -------------------  -----------------  -----------------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                               (UNAUDITED)
REVENUES:
  Base rents..........................................      $   367,087         $   367,087        $   367,087
  Tenant escalations and reimbursements...............           35,092              35,092             35,092
  Equity in earnings of real estate joint ventures....              603                 603                603
  Equity in earnings of service companies.............            1,530               1,530              1,530
  Interest income on mortgage notes and notes
    receivable........................................            7,739               7,739              7,739
  Other...............................................            5,026               4,965              5,026
                                                        -------------------  -----------------  -----------------
    Total revenues....................................          417,077             417,016            417,077
                                                        -------------------  -----------------  -----------------
                                                        -------------------  -----------------  -----------------
EXPENSES:
Operating expenses:
  Property operating expenses.........................           81,910              81,910             81,910
  Real estate taxes...................................           58,913              58,913             58,913
  Ground rents........................................            2,959               2,959              2,959
  Marketing, general and administrative...............           21,697              20,808             21,697
                                                        -------------------  -----------------  -----------------
    Total operating expenses..........................          165,479             164,590            165,479
                                                        -------------------  -----------------  -----------------
                                                        -------------------  -----------------  -----------------
  Interest............................................           87,243              94,777             94,777
  Depreciation and amortization.......................           73,542              73,542             73,542
                                                        -------------------  -----------------  -----------------
    Total expenses....................................          326,264             332,909            333,798
                                                        -------------------  -----------------  -----------------
                                                        -------------------  -----------------  -----------------
Income before minority interest and extraordinary
  items...............................................           90,813              84,107             83,279
Minority partners' and preferred interest in
  consolidated partnership (income)...................           (9,083)             (9,139)            (9,083)
Distributions to preferred unitholders/shareholders...          (14,244)            (14,244)           (14,244)
                                                        -------------------  -----------------  -----------------
Income before limited partners' minority interest in
  operating partnership income and extraordinary
  items...............................................           67,486         $    60,724             59,952
                                                                             -----------------
                                                                             -----------------
Limited partners' minority interest in operating
  partnership income..................................           (7,830)                                (7,660)
                                                        -------------------                     -----------------
Income before extraordinary item......................      $    59,656                            $    52,292
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
INCOME PER SHARE:
Basic income per share of Reckson common stock before
  extraordinary item..................................      $      1.01                            $      0.99
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Basic weighted average number of shares of Reckson
  common stock outstanding............................           39,473                                 39,473
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Diluted income per share of Reckson common stock
  before extraordinary item...........................      $      1.00                            $      0.98
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Diluted weighted average number of shares of Reckson
  common stock outstanding............................           40,010                                 40,010
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Basic income per share of Reckson class B common stock
  before extraordinary item...........................      $      1.68                            $      1.64
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Basic weighted average number of shares of Reckson
  class B common stock outstanding....................           11,695                                  8,005
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Diluted income per share of Reckson class B common
  stock before extraordinary item.....................      $      1.14                            $      1.08
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------
Diluted weighted average number of shares of Reckson
  class B common stock outstanding....................           11,695                                  8,005
                                                        -------------------                     -----------------
                                                        -------------------                     -----------------

OTHER FINANCIAL DATA:
Commercial real estate, after accumulated
  depreciation........................................      $ 2,032,687         $ 2,032,687        $ 2,032,687
    Total assets......................................        2,794,090           2,793,794          2,794,090
Mortgage notes payable................................          492,243             492,243            492,243
Credit facility.......................................          466,988             466,988            466,988
Senior unsecured notes................................          449,262             544,783            544,783
Minority interests....................................          127,173             127,173            127,173
Shareholders' equity..................................          959,030           1,049,860            867,283

COMPARATIVE PER SHARE DATA

                                                                                                         SHARE ISSUANCE
                                                            SHARE ISSUANCE PROPOSAL APPROVED         PROPOSAL NOT APPROVED
                                                       -------------------------------------------  ------------------------
                                                                                       TOWER
                                 RECKSON      TOWER           PRO FORMA              PRO FORMA             PRO FORMA
                                   (A)         (B)           COMBINED(C)           EQUIVALENT(D)          COMBINED(C)
                               -----------  ---------  ------------------------  -----------------  ------------------------

                                                                      RECKSON         RECKSON                      RECKSON
                                                         RECKSON      CLASS B         CLASS B         RECKSON      CLASS B
                                                         COMMON       COMMON          COMMON          COMMON       COMMON
                                                          STOCK        STOCK           STOCK           STOCK        STOCK
                                                       -----------  -----------  -----------------  -----------  -----------
Income (loss) per common
  share from continuing
  operations:
Basic:
Year ended December 31,
  1998.......................   $    0.96   $    0.69   $    1.01    $    1.68       $    1.05       $    0.99    $    1.64
Diluted:
Year ended December 31,
  1998.......................   $    0.95   $    0.69   $    1.00    $    1.14       $    0.72       $    0.98    $    1.08
Distributions per common
  share:
Year ended December 31,
  1998.......................   $    1.35   $    1.69   $    1.35    $    2.24       $    1.41       $    1.35    $    2.24
Book Value per common share:
Year ended December 31,
  1998.......................   $   17.63   $   22.76   $   18.54    $   18.54       $   11.63       $   18.05    $   18.05


                                      TOWER
                                    PRO FORMA
                                  EQUIVALENT(D)
                               -------------------
                                     RECKSON
                                     CLASS B
                                     COMMON
                                      STOCK
                               -------------------
Income (loss) per common
  share from continuing
  operations:
Basic:
Year ended December 31,
  1998.......................       $    0.70
Diluted:
Year ended December 31,
  1998.......................       $    0.46
Distributions per common
  share:
Year ended December 31,
  1998.......................       $    0.96
Book Value per common share:
Year ended December 31,
  1998.......................       $    7.75

------------------------------

    (a) The twelve-month information for Reckson represents Reckson's historical information as of and for the year ended December 31, 1998. See "Selected Financial Data--Selected Financial Data of Reckson."

    (b) The twelve-month information for Tower represents Tower's historical information as of and for the twelve months ended December 31, 1998. See "Selected Financial Data--Selected Financial Data of Tower" and "Unaudited Pro Forma Financial Statements--Unaudited Pro Forma Condensed Consolidated Financial Statements of Tower."

    (c) See "Unaudited Pro Form Financial Statements--Unaudited Pro Forma Combined Financial Statements of Reckson."

    (d) Tower's pro forma equivalent per share information represents the pro forma combined per share information for Reckson class B common stock multiplied by an exchange ratio of .6273 if the share issuance proposal is approved and .4294 if the share issuance proposal is not approved.

    This report contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office and industrial properties in the tri-state area; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact Reckson and Reckson OP, reference is made to Reckson's and Reckson OP's other filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Properties Acquired

   AUDITED FINANCIAL STATEMENTS

   Combined Statement of Revenues and Certain Expenses of 919 Third Avenue for the Year Ended December 31, 1998

   Notes to Combined Statement of Revenues and Certain Expenses of 919 Third
    Avenue

(b) Pro Forma Financial Information

   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON--ASSUMING
    RECKSON STOCKHOLDERS APPROVE THE SHARE ISSUANCE PROPOSAL

   Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 1998

   Unaudited Pro Forma Condensed Combining Statement of Operations for the Year
    Ended December 31, 1998

   Notes to Unaudited Pro Forma Combined Financial Statements

   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON--ASSUMING
    RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

   Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 1998

   Unaudited Pro Forma Condensed Combining Statement of Operations for the Year
    Ended December 31, 1998

   Notes to Unaudited Pro Forma Combined Financial Statements

   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON OP--ASSUMING
    RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

   Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 1998

   Unaudited Pro Forma Condensed Combining Statement of Operations for the Year
    Ended December 31, 1998

   Notes to Unaudited Pro Forma Combined Financial Statements

(c) Exhibits

   Exhibit 23.1  Consent of Ernst & Young LLP

   Exhibit 23.2  Consent of Ernst & Young LLP

   Exhibit 99.1  Press Release, Dated May 10, 1999

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RECKSON ASSOCIATES REALTY CORP.

                                BY:  /S/ J. MICHAEL MATURO
                                     -----------------------------------------
                                     J. Michael Maturo
                                     Executive Vice President and
                                     Chief Financial Officer

                                RECKSON OPERATING PARTNERSHIP, L.P.

                                By:  Reckson Associates Realty Corp.,
                                     its general partner

                                By:  /s/ J. MICHAEL MATURO
                                     -----------------------------------------
                                     J. Michael Maturo
                                     Executive Vice President and
                                     Chief Financial Officer

Dated: May 10, 1999

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Reckson Associates Realty Corp.

    We have audited the combined statement of revenues and certain expenses of the property ("919 Third Avenue") underlying the first mortgage note to be acquired from NBBRE-919 Third Avenue Associates L.P. by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1998. The financial statement is the responsibility of 919 Third Avenue management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, an a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of 919 Third Avenue's revenue and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of 919 Third Avenue as described in Note 1 for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

New York, New York
March 4, 1999

                                919 THIRD AVENUE

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                 (IN THOUSANDS)

                                    (NOTE 1)

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1998
                                                                                                      ------------
Revenues (Notes 2 and 5):
  Base rents........................................................................................   $   44,190
  Tenant escalations................................................................................        7,348
                                                                                                      ------------
Total revenues......................................................................................       51,538
                                                                                                      ------------
Certain Expenses:
  Real estate taxes.................................................................................       10,403
  Property operating expenses (Note 3)..............................................................       11,583
  Ground rent.......................................................................................          515
  Property management fees..........................................................................          681
                                                                                                      ------------
Total certain expenses..............................................................................       23,182
                                                                                                      ------------
Revenues in excess of certain expenses..............................................................   $   28,356
                                                                                                      ------------
                                                                                                      ------------

                 See accompanying notes to financial statement.

                                919 THIRD AVENUE

          NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1998

1.  BASIS OF PRESENTATION

    Presented herein is the combined statement of revenues and certain expenses related to the operation of 919 Third Avenue, which comprises the leasehold interest in 919 Third Avenue and the fee interest in the land underlying 919 Third Avenue and which secures the first mortgage owned by NBBRE-919 Third Avenue Associates, L.P. The property is located in New York, New York.

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Included in the category of real estate properties are operating properties underlying certain mortgage loans, which in substance represent an investment in real estate rather than a loan. Since the first mortgage note provides the lender with the same risks and potential rewards as the owner of 919 Third Avenue the first mortgage note is being treated as an investment in real estate for financial reporting purposes. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned 919 Third Avenue. Items excluded consist of interest, depreciation, amortization and general and administrative expenses not directly related to future operations.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2.  LEASE AND REVENUE RECOGNITION

    919 Third Avenue is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the leases. The amounts so recognized were in excess of the amounts due pursuant to the underlying leases by approximately $2,467,000 for the year ended December 31, 1998.

    919 Third Avenue is a multi-tenant office building whose lease expires at various dates over the next twenty-two years.

3.  PROPERTY OPERATING EXPENSES

    Property operating expenses for the year ended December 31, 1998 include approximately $83,000 for insurance, $4,260,000 for utilities, $1,447,000 for payroll, $5,431,000 for repair and maintenance and $362,000 for security costs.

4.  SIGNIFICANT TENANTS

    For the year ended December 31, 1998, rent revenue, exclusive of expense escalation charges, from one tenant under leases expiring in 2000, amounted to 63% of total rent revenues. This tenant occupies approximately 53% of the total gross rentable area of the building. In 1998, three new tenants executed leases to occupy 53% of the building with anticipated lease commencement dates ranging from 1999 to 2002, which includes space to be vacated by the tenant that currently occupies 53% of the gross rentable area of the building.

                                919 THIRD AVENUE

                      FOR THE YEAR ENDED DECEMBER 31, 1998

5.  GROUND LEASE

    The ground lease, which expires on September 30, 2066, provides that the annual rent be adjusted at ten year intervals beginning March 1, 1991 to the greater of (i) $70,000 or (ii) a sum equal to 9% of the fair market value of the land, as defined, multiplied by 6%. The annual rent for the period from March 1, 1991 through February 28, 2001 is $515,000.

6.  LEASE AGREEMENTS

    Future minimum lease payments to be received by 919 Third Avenue as of December 31, 1998 under non-cancelable operating leases, which expire on various dates through November, 2021, are as follows:

1999..........................................................  $46,803,000
2000..........................................................   31,240,000
2001..........................................................   27,262,000
2002..........................................................   43,287,000
2003..........................................................   45,579,000
Thereafter....................................................  576,815,000
                                                                -----------
                                                                $770,986,000
                                                                -----------
                                                                -----------

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON--ASSUMING RECKSON
  STOCKHOLDERS APPROVE THE SHARE ISSUANCE PROPOSAL

    The following unaudited pro forma combined financial statements are presented as if Reckson had acquired the first mortgage note secured by 919 Third Avenue (the "919 Mortgage") on December 31, 1998 with respect to the balance sheet and on January 1, 1998 with respect to the statement of operations.

    The following pro forma combined financial statements are presented for illustrative purposes only and are not indicative of the financial position or results of operations of future periods or the results that actually would have been realized had Reckson owned the 919 Mortgage during the specified periods. The pro forma combined financial statements, including the notes thereto, should be read in conjunction with the Pro Forma Combined Financial Statements of Reckson--Assuming Reckson Stockholders Approve the Share Issuance Proposal, as previously reported in Reckson's registration statement on Form S-4, relating to the proposed acquisition of Tower Realty Trust, Inc. and the historical financial statements and notes thereto of Reckson as filed on Form 10-K for the year ended December 31, 1998.

                        RECKSON ASSOCIATES REALTY CORP.

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET

       ASSUMING RECKSON STOCKHOLDERS APPROVE THE SHARE ISSUANCE PROPOSAL

                            AS OF DECEMBER 31, 1998

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               PRO FORMA AS
                                                           PREVIOUSLY REPORTED        919       DECEMBER 31, 1998
                                                                   (A)            MORTGAGE (B)      PRO FORMA
                                                          ----------------------  ------------  -----------------
ASSETS:
  Real estate, net......................................      $    2,032,687       $       --     $   2,032,687
  Real estate held for sale.............................             225,000               --           225,000
  Cash and cash equivalents.............................               7,423               --             7,423
  Tenant receivables....................................              10,266               --            10,266
  Affiliate receivables.................................              53,329               --            53,329
  Deferred rent receivable..............................              22,526               --            22,526
  Investment in mortgage notes and note receivable......              99,268          278,000           377,268
  Investment in Metropolitan Partners...................                  --               --                --
  Contract and land deposits and other pre-acquisition
    costs...............................................               2,253               --             2,253
  Prepaid expenses and other assets.....................              13,735               --            13,735
  Investments in real estate joint ventures.............              18,804               --            18,804
  Deferred lease and loan costs, net....................              30,799               --            30,799
                                                                 -----------      ------------  -----------------
    Total Assets........................................      $    2,516,090       $  278,000     $   2,794,090
                                                                 -----------      ------------  -----------------
                                                                 -----------      ------------  -----------------
LIABILITIES AND STOCKHOLDERS' EQUITY:
  Mortgage notes payable................................      $      492,243       $       --     $     492,243
  Senior unsecured notes................................             449,262               --           449,262
  Credit facility.......................................             188,988          278,000           466,988
  Accrued expenses and other liabilities................              78,511               --            78,511
  Affiliate payables....................................               2,395               --             2,395
  Deferred real estate taxes............................              12,359               --            12,359
  Dividends and distributions payable...................              19,663               --            19,663
                                                                 -----------      ------------  -----------------
    Total Liabilities...................................           1,243,421          278,000         1,521,421
                                                                 -----------      ------------  -----------------
  Minority partners' interest and preferred interest in
    consolidated partnerships...........................             127,173               --           127,173
  Preferred unit interest in the operating
    partnership.........................................              42,518               --            42,518
  Limited partners' minority interest in operating
    partnership.........................................             143,948               --           143,948
                                                                 -----------      ------------  -----------------
                                                                     313,639               --           313,639
                                                                 -----------      ------------  -----------------
STOCKHOLDERS' EQUITY:
  Preferred stock.......................................                  92               --                92
  Common stock..........................................                 400               --               400
  Class B common stock..................................                 117               --               117
  Additional paid-in capital............................             958,421               --           958,421
                                                                 -----------      ------------  -----------------
    Total Stockholders' Equity..........................             959,030               --           959,030
                                                                 -----------      ------------  -----------------
    Total Liabilities and Stockholders' Equity..........      $    2,516,090       $  278,000     $   2,794,090
                                                                 -----------      ------------  -----------------
                                                                 -----------      ------------  -----------------

           See accompanying notes to pro forma financial statements.

                        RECKSON ASSOCIATES REALTY CORP.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

       ASSUMING RECKSON STOCKHOLDERS APPROVE THE SHARE ISSUANCE PROPOSAL

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   PRO FORMA AS
                                               PREVIOUSLY REPORTED         919          PRO FORMA     DECEMBER 31, 1998
                                                       (C)            MORTGAGE (D)   ADJUSTMENTS (E)      PRO FORMA
                                              ----------------------  -------------  ---------------  -----------------
REVENUES:
  Base rents................................        $  322,897          $  44,190       $      --         $ 367,087
  Tenant escalations and reimbursements.....            27,744              7,348              --            35,092
  Equity in earnings of real estate joint
    ventures................................               603                 --              --               603
  Equity in earnings of service companies...             1,530                 --              --             1,530
  Interest income on mortgage notes and
    notes receivable........................             7,739                 --              --             7,739
  Other.....................................             5,026                 --              --             5,026
                                                      --------        -------------  ---------------       --------
    Total Revenues..........................           365,539             51,538              --           417,077
                                                      --------        -------------  ---------------       --------
EXPENSES:
  Operating Expenses:
  Property operating expenses...............            69,646             12,264              --            81,910
  Real estate taxes.........................            48,510             10,403              --            58,913
  Ground rents..............................             2,444                515              --             2,959
  Marketing, general and administrative.....            21,697                 --              --            21,697
                                                      --------        -------------  ---------------       --------
    Total Operating Expenses................           142,297             23,182              --           165,479
                                                      --------        -------------  ---------------       --------
  Interest..................................            68,284                 --          18,959            87,243
  Depreciation and amortization.............            65,665                 --           7,877            73,542
                                                      --------        -------------  ---------------       --------
    Total Expenses..........................           276,246             23,182          26,836           326,264
                                                      --------        -------------  ---------------       --------
Income before minority interest and
  extraordinary items.......................            89,293             28,356         (26,836)           90,813
Minority partners' and preferred interest in
  consolidated partnerships (income)........            (9,083)                --              --            (9,083)
Distributions to preferred unitholders/
  shareholders..............................           (14,244)                --              --           (14,244)
                                                      --------        -------------  ---------------       --------
Income before limited partners' minority
  interest in operating partnership income
  and extraordinary items...................        $   65,966          $  28,356       $ (26,836)        $  67,486
                                                      --------        -------------  ---------------       --------
                                                      --------        -------------  ---------------       --------
Limited partners' minority
  interest in operating partnership
  income....................................                                                                 (7,830)(F)
                                                                                                           --------
Net income before extraordinary item........                                                              $  59,656
                                                                                                           --------
                                                                                                           --------
Basic income per share of common stock
  before extraordinary item.................                                                              $    1.01(G)
                                                                                                           --------
                                                                                                           --------
Basic weighted average number of shares of
  common stock outstanding..................                                                                 39,473
                                                                                                           --------
                                                                                                           --------
Diluted income per share of common stock
  before extraordinary item.................                                                              $    1.00(G)
                                                                                                           --------
                                                                                                           --------
Diluted weighted average number of shares of
  common stock outstanding..................                                                                 40,010
                                                                                                           --------
                                                                                                           --------
Basic income per share of class B common
  stock before extraordinary item...........                                                              $    1.68(G)
                                                                                                           --------
                                                                                                           --------
Basic weighted average number of shares of
  class B common stock outstanding..........                                                                 11,695
                                                                                                           --------
                                                                                                           --------
Diluted income per share of class B common
  stock before extraordinary item...........                                                              $    1.14(G)
                                                                                                           --------
                                                                                                           --------
Diluted weighted average number of shares of
  class B common stock outstanding..........                                                                 11,695
                                                                                                           --------
                                                                                                           --------

           See accompanying notes to pro forma financial statements.

 NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON--ASSUMING RECKSON
                STOCKHOLDERS APPROVE THE SHARE ISSUANCE PROPOSAL

PRO FORMA CONDENSED COMBINING BALANCE SHEET

    A. Reflects Reckson's unaudited pro forma balance sheet as of December 31, 1998, as previously reported in Reckson's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    B. Reflects the acquisition by Metropolitan Partners, a consolidated subsidiary of Reckson of the first mortgage note secured by 919 Third Avenue in New York City for a purchase price of approximately $278 million. The mortgage note matured in 1997; however, a foreclosure of the mortgage note may not be completed until September 30, 2000. Reckson and Reckson Operating Partnership have a currently effective registration statement on file with the Securities and Exchange Commission relating to the proposed acquisition of Tower Realty Trust, Inc. Rule 3-14 of Regulation S-X ("Rule 3-14") specifies the requirements for financial statements when the registrant, since the date of the latest balance sheet required, has acquired or proposes to acquire one or more properties which in the aggregate are significant (as defined). Included in the category of properties acquired or to be acquired under Rule 3-14 are operating properties underlying certain mortgage loans, which in economic substance represent an investment in real estate rather than a loan. Since the mortgage note to be acquired by Reckson provides it with the same risks and potential rewards as the owner of 919 Third Avenue the first mortgage note is being treated as an investment in real estate for financial reporting purposes.

    Reckson and Metropolitan Partners contemplate financing the transaction through a combination of borrowings under their credit facilities and proceeds from a private placement of equity securities of Reckson. The equity securities are expected to be in the form of convertible preferred stock. Reckson and two institutional investors have an agreement in principle on the material terms for the equity securities; however, these agreements are non-binding and are subject to the execution of definitive documents. Because definitive documents have not been executed for the proposed private placement of equity securities, the pro forma adjustment assumes that the entire purchase price of the mortgage note is funded with borrowings under Reckson's credit facility. If the purchase price of the mortgage note had been funded with a combination of borrowings under Reckson's credit facility and the proceeds from the private placement based on the agreement in principle the effect would be to decrease net income available to common shareholders by approximately $914 and decrease basic and diluted earnings per share of Reckson common stock by $0.02 and $0.02, respectively and basic and diluted earnings per share of Reckson class B common stock by $0.03 and $0.03, respectively.

PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS FOR THE YEAR ENDED
  DECEMBER 31, 1998

    C. Reflects the unaudited pro forma operations of Reckson for the year ended December 31, 1998, as previously reported in Reckson's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    D. Reflects the combined revenues and certain expenses of 919 Third Avenue for the year ended December 31, 1998.

    E. Reflects the increase in interest cost associated with additional borrowings under the credit facility ($18,959) based upon the pro forma weighted average rate of approximately 6.8% for the year ended December 31, 1998. The pro forma adjustment also reflects the increase in depreciation expense associated with the acquisition of 919 Third Avenue.

    The following table summarizes the calculation of the pro forma depreciation expense adjustment:

                             (DOLLARS IN THOUSANDS)

Pro forma real estate addition....................................  $ 278,000
Allocation to building............................................         85%
                                                                    ---------
Total allocation to building......................................    236,300
Depreciable life..................................................         30
                                                                    ---------
Pro forma depreciation expense adjustment.........................  $   7,877
                                                                    ---------
                                                                    ---------

    F. Represents the minority interest of the limited partners in Reckson OP based upon the pro forma rate of approximately 13.05% as of December 31, 1998.

    G. Basic pro forma income per share of Reckson common stock and Reckson class B common stock before extraordinary items is based upon the proration of income based on the relative amounts distributable to each class of shareholders and the average number of shares of Reckson common stock outstanding during the year ended December 31, 1998 of 39,473,000 and the 11,695,000 Class B shares issued,

    Diluted pro forma income per share of Reckson common stock before extraordinary items is based upon the diluted weighted average number of shares of Reckson common stock outstanding during the year ended December 31, 1998 of 40,010,000.

    Diluted pro forma net income per share of Reckson class B common stock is based upon the impact of the conversion of all outstanding Reckson class B shares to Reckson common stock, on a one-for-one basis, resulting in a weighted average number of shares outstanding during the year ended December 31, 1998 of 59,433,000, net of the add-back of the income allocated to the holders the Reckson class B common stock of approximately $19,661 for the year ended December 31, 1998.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON--ASSUMING RECKSON
  STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

    The following unaudited pro forma combined financial statements are presented as if Reckson had acquired the first mortgage note secured by 919 Third Avenue (the "919 Mortgage") on December 31, 1998 with respect to the balance sheet and on January 1, 1998 with respect to the statement of operations.

    The following unaudited pro forma combined financial statements are presented for illustrative purposes only and are not indicative of the financial position or results of operations of future periods or the results that actually would have been realized had Reckson owned the 919 Mortgage during the specified periods. The pro forma combined financial statements, including the notes thereto, should be read in conjunction with the Pro Forma Combined Financial Statements of Reckson--Assuming Reckson Stockholders Do Not Approve the Share Issuance Proposal, as previously reported in Reckson's registration statement on Form S-4, relating to the proposed acquisition of Tower Realty Trust, Inc. and the historical financial statements and notes thereto of Reckson as filed on Form 10-K for the year ended December 31, 1998.

                        RECKSON ASSOCIATES REALTY CORP.

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET

    ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

                            AS OF DECEMBER 31, 1998
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               PRO FORMA AS
                                                           PREVIOUSLY REPORTED        919       DECEMBER 31, 1998
                                                                   (A)            MORTGAGE (B)      PRO FORMA
                                                          ----------------------  ------------  -----------------
ASSETS:
  Real estate, net......................................      $    2,032,687               --     $   2,032,687
  Real estate held for sale.............................             225,000               --           225,000
  Cash and cash equivalents.............................               7,423               --             7,423
  Tenant receivables....................................              10,266               --            10,266
  Affiliate receivables.................................              53,329               --            53,329
  Deferred rent receivable..............................              22,526               --            22,526
  Investment in mortgage notes and note receivable......              99,268          278,000           377,268
  Investment in Metropolitan Partners...................                  --               --                --
  Contract and land deposits and other pre-acquisition
    costs...............................................               2,253               --             2,253
  Prepaid expenses and other assets.....................              13,735               --            13,735
  Investments in real estate joint ventures.............              18,804               --            18,804
  Deferred lease and loan costs, net....................              30,799               --            30,799
                                                                 -----------      ------------  -----------------
    Total Assets........................................      $    2,516,090       $  278,000     $   2,794,090
                                                                 -----------      ------------  -----------------
                                                                 -----------      ------------  -----------------
LIABILITIES AND STOCKHOLDERS' EQUITY:
  Mortgage notes payable................................             492,243               --     $     492,243
  Senior unsecured notes................................             544,783               --           544,783
  Credit facility.......................................             188,988          278,000           466,988
  Accrued expenses and other liabilities................              78,511               --            78,511
  Affiliate payables....................................               2,395               --             2,395
  Deferred real estate taxes............................              12,359               --            12,359
  Dividend and distributions payable....................              19,663               --            19,663
                                                                 -----------      ------------  -----------------
    Total Liabilities...................................           1,338,942          278,000         1,616,942
                                                                 -----------      ------------  -----------------
  Minority partners' interest and preferred interest in
    consolidated partnerships...........................             127,173               --           127,173
  Preferred unit interest in the operating
    partnership.........................................              42,518               --            42,518
  Limited partners' minority interest in operating
    partnership.........................................             140,174               --           140,174
                                                                 -----------      ------------  -----------------
                                                                     309,865               --           309,865
                                                                 -----------      ------------  -----------------
STOCKHOLDERS' EQUITY:
  Preferred Stock.......................................                  92               --                92
  Common Stock..........................................                 400               --               400
  Class B common stock..................................                  80               --                80
  Additional paid-in capital............................             866,711               --           866,711
                                                                 -----------      ------------  -----------------
    Total Stockholders' Equity..........................             867,283               --           867,283
                                                                 -----------      ------------  -----------------
    Total Liabilities and Stockholders' Equity..........      $    2,516,090       $  278,000     $   2,794,090
                                                                 -----------      ------------  -----------------
                                                                 -----------      ------------  -----------------

           See accompanying notes to pro forma financial statements.

                        RECKSON ASSOCIATES REALTY CORP.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

    ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              PRO FORMA AS
                                                               PREVIOUSLY        919          PRO FORMA      DECEMBER 31, 1998
                                                              REPORTED (C)   MORTGAGE (D)   ADJUSTMENT (E)       PRO FORMA
                                                              ------------   ------------   --------------   -----------------
Revenues:
  Base rents................................................    $322,897       $44,190         $     --         $   367,087
  Tenant escalations and reimbursements.....................      27,744         7,348               --              35,092
  Equity in earnings of real estate joint ventures..........         603            --               --                 603
  Equity in earnings of service companies...................       1,530            --               --               1,530
  Interest income on mortgage notes and notes receivable....       7,739            --               --               7,739
  Other.....................................................       5,026            --               --               5,026
                                                              ------------   ------------   --------------   -----------------
    Total Revenues..........................................     365,539        51,538               --             417,077
                                                              ------------   ------------   --------------   -----------------

Expenses:
  Operating Expenses:
    Property operating expenses.............................      69,646        12,264               --              81,910
    Real estate taxes.......................................      48,510        10,403               --              58,913
    Ground rents............................................       2,444           515               --               2,959
    Marketing, general and administrative...................      21,697            --               --              21,697
                                                              ------------   ------------   --------------   -----------------
      Total Operating Expenses..............................     142,297        23,182               --             165,479
                                                              ------------   ------------   --------------   -----------------

  Interest..................................................      75,818            --           18,959              94,777
  Depreciation and amortization.............................      65,665            --            7,877              73,542
                                                              ------------   ------------   --------------   -----------------
    Total Expenses..........................................     283,780        23,182           26,836             333,798
                                                              ------------   ------------   --------------   -----------------

Income before minority interest and extraordinary items.....      81,759        28,356          (26,836)             83,279
Minority partners' and preferred interest in consolidated
  partnerships (income).....................................      (9,083)           --               --              (9,083)
Distributions to preferred unitholders/shareholders.........     (14,244)           --               --             (14,244)
                                                              ------------   ------------   --------------   -----------------
Income before limited partners' minority interest in
  operating partnership income and extraordinary items......    $ 58,432       $28,356         $(26,836)        $    59,952
                                                              ------------   ------------   --------------   -----------------
                                                              ------------   ------------   --------------   -----------------
Limited Partners' minority interest in operating partnership income.......                                           (7,660)(F)
                                                                                                             -----------------
Net income before extraordinary item......................................                                      $    52,292
                                                                                                             -----------------
                                                                                                             -----------------
Basic income per share of common stock before extraordinary item..........                                      $      0.99(G)
                                                                                                             -----------------
                                                                                                             -----------------
Basic weighted average number of shares of common stock outstanding.......                                           39,473
                                                                                                             -----------------
                                                                                                             -----------------
Diluted income per share of common stock before extraordinary item........                                      $      0.98(G)
                                                                                                             -----------------
                                                                                                             -----------------
Diluted weighted average number of shares of common stock outstanding.....                                           40,010
                                                                                                             -----------------
                                                                                                             -----------------
Basic income per share of class B common stock before extraordinary
  item....................................................................                                      $      1.64(G)
                                                                                                             -----------------
                                                                                                             -----------------
Basic weighted average number of class B shares of common stock
  outstanding.............................................................                                            8,005
                                                                                                             -----------------
                                                                                                             -----------------
Diluted income per share of class B common stock before extraordinary
  item....................................................................                                      $      1.08(G)
                                                                                                             -----------------
                                                                                                             -----------------
Diluted weighted average number of shares of class B common stock
  outstanding.............................................................                                            8,005
                                                                                                             -----------------
                                                                                                             -----------------

           See accompanying notes to pro forma financial statements.

    NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON -- ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

PRO FORMA CONDENSED COMBINING BALANCE SHEET

    A. Reflects Reckson's unaudited pro forma balance sheets as of December 31, 1998, as previously reported in Reckson's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    B. Reflects the acquisition by Metropolitian Partners, a consolidated subsidiary of Reckson, of the first mortgage note secured by 919 Third Avenue in New York City for a purchase price of approximately $278 million. The mortgage note matured in 1997; however, a foreclosure of the mortgage note may not be completed until September 30, 2000. Reckson and Reckson Operating Partnership have a currently effective registration statement on file with the Securities and Exchange Commission relating to the proposed acquisition of Tower Realty Trust, Inc. Rule 3-14 of Regulation S-X ("Rule 3-14") specifies the requirements for financial statements when the registrant, since the date of the latest balance sheet required, has acquired or proposes to acquire one or more properties which in the aggregate are significant (as defined). Included in the category of properties acquired or to be acquired under Rule 3-14 are operating properties underlying certain mortgage loans, which in economic substance represent an investment in real estate rather than a loan. Since the mortgage note to be acquired by Reckson provides it with the same risks and potential rewards as the owner of 919 Third Avenue the first mortgage note is being treated as an investment in real estate for financial reporting purposes.

    Reckson and Metropolitan Partners contemplate financing the transaction through a combination of borrowings under their credit facilities and proceeds from a private placement of equity securities of Reckson. The equity securities are expected to be in the form of convertible preferred stock. Reckson and two institutional investors have an agreement in principle on the material terms for the equity securities; however, these agreements are non-binding and are subject to the execution of definitive documents. Because definitive documents have not been executed for the proposed private placement of equity securities, the pro forma adjustment assumes that the entire purchase price of the mortgage note is funded with borrowings under Reckson's credit facility. If the purchase price of the mortgage note had been funded with a combination of borrowings under Reckson's credit facility and the proceeds from the private placement based on the agreement in principle the effect would be to decrease net income available to common shareholders by approximately $1,168 and decrease basic and diluted earnings per share of Reckson common strock by $0.02 and $0.02, respectively and basic and diluted earnings per share of Reckson class B common stock by $0.03 and $0.03, respectively.

PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS FOR THE YEAR ENDED
  DECEMBER 31, 1998.

    C. Reflects the unaudited pro forma operations of Reckson for the year ended December 31, 1998, as previously reported in Reckson's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    D. Reflects the combined revenues and certain expenses of 919 Third Avenue for the year ended December 31, 1998.

    E. Reflects the increase in interest cost associated with additional borrowings under the credit facility ($18,959) based upon the pro forma weighted average rate of approximately 6.8% for the year ended December 31, 1998. The pro forma adjustment also reflects the increase in depreciation expense associated with the acquisition of 919 Third Avenue.

    The following table summarizes the calculation of the pro forma depreciation expense adjustment:

                             (DOLLARS IN THOUSANDS)

Pro forma real estate addition....................................  $ 278,000
Allocation to building............................................        85%
                                                                    ---------
Total allocation to building......................................    236,300
Depreciable life..................................................         30
                                                                    ---------
Pro forma depreciation expense adjustment.........................  $   7,877
                                                                    ---------
                                                                    ---------

    F. Represents the minority interest of the limited partners in Reckson OP based upon the pro forma rate of approximately 13.05% as of December 31, 1998.

    G. Basic pro forma income per share of Reckson common stock and Reckson class B common stock before extraordinary items is based upon the proration of income based on the relative amounts distributable to each class of shareholders and the average number of shares of Reckson common stock outstanding during the year ended December 31, 1998 of 39,473,000 and the 8,005,000 Class B shares issued.

    Diluted pro forma income per share of Reckson common stock before extraordinary items is based upon the diluted weighted average number of shares of Reckson common stock outstanding during the year ended December 31, 1998 of 40,010,000.

    Diluted pro forma net income per share of Reckson class B common stock is based upon the impact of the conversion of all outstanding Reckson class B shares to Reckson common stock, on a one-for-one basis, resulting in a weighted average number of shares oustanding during the year ended December 31, 1998 of 55,743,000, net of the add-back of the income allocated to the holders of the Reckson class B common stock of approximately $13,166 for the year ended December 31, 1998.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON OP--ASSUMING
  RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

    The following unaudited pro forma combined financial statements are presented as if Reckson OP had acquired the first mortgage note secured by 919 Third Avenue (the "919 Mortgage") on December 31, 1998 with respect to the balance sheet and on January 1, 1998 with respect to the statement of operations.

    The following pro forma combined financial statements are presented for illustrative purposes only and are not indicative of the financial position or results of operations of future periods or the results that actually would have been realized had Reckson OP owned the 919 Mortgage during the specified periods. The pro forma combined financial statements, including the notes thereto, should be read in conjunction with the Pro Forma Combined Financial Statements of Reckson OP--Assuming Reckson Stockholders Do Not Approve the Share Issuance Proposal, as previously reported in Reckson OP's registration statement on Form S-4, relating to the proposed acquisition of Tower Realty Trust, Inc. and the historical financial statements and notes thereto of Reckson OP included in its registration statement on Form S-4, relating to the proposed acquisition of Tower Realty Trust, Inc.

                      RECKSON OPERATING PARTNERSHIP, L.P.

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET

    ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

                            AS OF DECEMBER 31, 1998

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                    PRO FORMA AS
                                                                     PREVIOUSLY        919       DECEMBER 31, 1998
                                                                     REPORTED(A)   MORTGAGE(B)       PRO FORMA
                                                                    -------------  ------------  -----------------
ASSETS:
  Real estate, net................................................   $ 2,032,687    $       --     $   2,032,687
  Real estate held for sale.......................................       225,000            --           225,000
  Cash and cash equivalents.......................................         7,302            --             7,302
  Tenant receivables..............................................        10,266            --            10,266
  Affiliate receivables...........................................        53,154            --            53,154
  Deferred rent receivables.......................................        22,526            --            22,526
  Investment in mortgage notes and notes receivable...............        99,268       278,000           377,268
  Investment in Metropolitan Partners.............................            --            --                --
  Contract and land deposits and other pre-acquisition
    costs.........................................................         2,253            --             2,253
  Prepaid expenses and other assets...............................        13,735            --            13,735
  Investments in real estate joint ventures.......................        18,804            --            18,804
  Deferred lease and loan costs, net..............................        30,799            --            30,799
                                                                    -------------  ------------  -----------------
      Total Assets................................................   $ 2,515,794    $  278,000     $   2,793,794
                                                                    -------------  ------------  -----------------
                                                                    -------------  ------------  -----------------

LIABILITIES AND STOCKHOLDERS' EQUITY:
  Mortgage notes payable..........................................   $   492,243    $       --     $     492,243
  Senior unsecured notes..........................................       544,783            --           544,783
  Credit facility.................................................       188,988       278,000           466,988
  Accrued expenses and other liabilities..........................        78,330            --            78,330
  Affiliate payables..............................................         2,395            --             2,395
  Deferred real estate taxes......................................        12,359            --            12,359
  Dividends and distributions payable.............................        19,663            --            19,663
                                                                    -------------  ------------  -----------------
      Total Liabilities...........................................     1,338,761       278,000         1,616,761
                                                                    -------------  ------------  -----------------
                                                                    -------------  ------------  -----------------

  Minority partners' and preferred interest in
    consolidated partnership......................................       127,173            --           127,173

  Partners' capital:
  Preferred capital...............................................       263,126            --           263,126
  General partner's capital.......................................       646,560            --           646,560
  Limited partners' capital.......................................       140,174            --           140,174
                                                                    -------------  ------------  -----------------
      Total Partners' Capital.....................................     1,049,860            --         1,049,860
                                                                    -------------  ------------  -----------------
      Total Liabilities and Partners' Capital.....................   $ 2,515,794    $  278,000     $   2,793,794
                                                                    -------------  ------------  -----------------
                                                                    -------------  ------------  -----------------

           See accompanying notes to pro forma financial statements.

                      RECKSON OPERATING PARTNERSHIP, L.P.
             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
    ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   PRO FORMA AS
                                                    PREVIOUSLY        919         PRO FORMA     DECEMBER 31, 1998
                                                    REPORTED(C)   MORTGAGE(D)   ADJUSTMENTS(E)      PRO FORMA
                                                   -------------  ------------  --------------  -----------------
REVENUES:
  Base rents.....................................   $   322,897    $   44,190     $       --       $   367,087
  Tenant esacalations and reimbursements.........        27,744         7,348             --            35,092
  Equity in earnings of real estate joint
    ventures.....................................           603            --             --               603
  Equity in earnings of service companies........         1,530            --             --             1,530
  Interest income on mortgage notes and notes
    receivable...................................         7,739            --             --             7,739
  Other..........................................         4,965            --             --             4,965
                                                   -------------  ------------  --------------        --------
    Total Revenues...............................       365,478        51,538             --           417,016
                                                   -------------  ------------  --------------        --------
EXPENSES:
  Operating Expenses:
    Property operating expenses..................        69,646        12,264             --            81,910
    Real estate taxes............................        48,510        10,403             --            58,913
    Ground rents.................................         2,444           515             --             2,959
  Marketing, general and administrative..........        20,808            --             --            20,808
                                                   -------------  ------------  --------------        --------
    Total Operating Expenses.....................       141,408        23,182             --           164,590
                                                   -------------  ------------  --------------        --------
  Interest.......................................        75,818            --         18,959            94,777
  Depreciation and amortization..................        65,665            --          7,877            73,542
                                                   -------------  ------------  --------------        --------
    Total Expenses...............................       282,891        23,182         26,836           332,909
                                                   -------------  ------------  --------------        --------
Income before minority interest and extraordinary
  items..........................................        82,587        28,356        (26,836)           84,107
Minority partners' and preferred interest in
  consolidated partnerships (income).............        (9,139)           --             --            (9,139)
Distributions to preferred unitholders/
  shareholders...................................       (14,244)           --             --           (14,244)
                                                   -------------  ------------  --------------        --------
Income before limited partners' minority interest
  in Operating Partnership income and
  extraordinary items............................   $    59,204    $   28,356     $  (26,836)      $    60,724
                                                   -------------  ------------  --------------        --------
                                                   -------------  ------------  --------------        --------
Limited Partner..................................                                                  $     7,759(G)
                                                                                                      --------
                                                                                                      --------
General Partner-Class A..........................                                                  $    39,630(F)
                                                                                                      --------
                                                                                                      --------
General Partner-Class B..........................                                                  $    13,336(F)
                                                                                                      --------
                                                                                                      --------
Net Income per Unit:
    Limited Partner..............................                                                  $      1.00
                                                                                                      --------
                                                                                                      --------
    General Partner-Class A......................                                                  $      1.00
                                                                                                      --------
                                                                                                      --------
    General Partner-Class B......................                                                  $      1.67
                                                                                                      --------
                                                                                                      --------

           See accompanying notes to pro forma financial statements.

     NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF RECKSON OP--ASSUMING RECKSON STOCKHOLDERS DO NOT APPROVE THE SHARE ISSUANCE PROPOSAL

PRO FORMA CONDENSED COMBINING BALANCE SHEET

    A. Reflects Reckson OP's unaudited pro forma balance sheet as of December 31, 1998, as previously reported Reckson in OP's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    B. Reflects the acquisition by Metropolitan Partners, a consolidated subsidiary of Reckson OP of the first mortgage note secured by 919 Third Avenue in New York City for a purchase price of approximately $278 million. The mortgage note matured in 1997; however, a foreclosure of the mortgage note may not be completed until September 30, 2000. Reckson and Reckson OP have a currently effective registration statement on file with the Securities and Exchange Commission relating to the proposed acquisition of Tower Realty Trust, Inc. Rule 3-14 of Regulation S-X ("Rule 3-14") specifies the requirements for financial statements when the registrant, since the date of the latest balance sheet required, has acquired or proposes to acquire one or more properties which in the aggregate are significant (as defined). Included in the category of properties acquired or to be acquired under Rule 3-14 are operating properties underlying certain mortgage loans, which in economic substance represent an investment in real estate rather than a loan. Since the mortgage note to be acquired by Reckson OP provides it with the same risks and potential rewards as the owner of 919 Third Avenue the first mortgage note is being treated as an investment in real estate for financial reporting purposes.

    Reckson OP and Metropolitan Partners contemplate financing the transaction through a combination of borrowings under their credit facilities and proceeds from a private placement of equity securities of Reckson OP. The equity securities are expected to be in the form of convertible preferred units. Reckson OP and two institutional investors have an agreement in principle on the material terms for the equity securities; however, these agreements are non-binding and are subject to the execution of definitive documents. Because definitive documents have not been executed for the proposed private placement of equity securities, the pro forma adjustment assumes that the entire purchase price of the mortgage note is funded with borrowings under Reckson OP's credit facility. If the purchase price of the mortgage note had been funded with a combination of borrowings under Reckson OP's credit facility and the proceeds from the private placement based on the agreement in principle the effect would be to decrease net income available to common unitholders by approximately $1,339 and decrease basic earnings per class A and class B unit by $0.02 and $0.04, respectively.

PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED
  DECEMBER 31, 1998

    C. Reflects Reckson Operating Partnership's unaudited pro forma operations for the year ended December 31, 1998, as previously reported in Reckson OP's registration statement on Form S-4 relating to the proposed acquisition of Tower Realty Trust, Inc.

    D. Reflects the combined revenues and certain expenses of 919 Third Avenue for the year ended December 31, 1998.

    E. Reflects the increase in interest cost associated with additional borrowings under the credit facility ($18,959) based upon the pro forma weighted average interest rate of approximately 6.8% for the year ended December 31, 1998. The pro forma adjustment also reflects the increase in depreciation expense associated with the acquisition of 919 Third Avenue.

    The following table summarizes the calculation of the pro forma depreciation expense adjustment:

                             (DOLLARS IN THOUSANDS)

Pro forma real estate addition....................................  $ 278,000
Allocation to building............................................         85%
                                                                    ---------
Total allocation to building......................................    236,300
Depreciable life..................................................         30
                                                                    ---------
Pro forma depreciation expense adjustment.........................  $   7,877
                                                                    ---------
                                                                    ---------

    F. General Partner Class A and B basic pro forma income per share before extraordinary items is based upon the proration of income based on the relative amounts distributable to each class of unitholders and the average number of Class A units outstanding during the year ended December 31, 1998 of 39,473,000 and 8,005,000 Class B units issued.

    G. Limited Partner pro forma income before extraordinary items is based upon the proration of income based on the relative amounts distributable to each class of unitholders and the average number of limited partnership units outstanding during the year ended December 31, 1998 of 7,728,000.